PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |x|
Filed by a Party other than the Registrant
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
|x|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 2009

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:30 p.m., local time, on December 16, 2009, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas
          V. Geimer, John D. Kucera and Charles E. Gerretson.

     2. To ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2010.

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on November 16, 2009, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.

                                         By Order of the Board of Directors

                                         Thomas V. Geimer, Chairman of the Board

November 18, 2009
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                       7000 North Broadway, Building 3-307
                             Denver, Colorado 80221

                                 PROXY STATEMENT
                             Dated November 18, 2009

                         ANNUAL MEETING OF SHAREHOLDERS
                     FOR THE FISCAL YEAR ENDED JULY 31, 2009
                         TO BE HELD ON DECEMBER 16, 2009

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2009, to be held at 2:30 p.m., local time, on December 16, 2009, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about November 18, 2009.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on November 16, 2009 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, there were 10,226,210 shares of Common Stock issued and outstanding with 1,129,110 shares held in a Rabbi Trust by the Company for the benefit of Thomas V. Geimer. Mr. Geimer does not have voting power over the shares that are held in the Rabbi Trust. As a result, there are 9,097,100 shares entitled to vote at the Company's Annual Meeting. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to (i) elect each of the three nominees for directors of the Company and (ii) ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2010.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card will vote "FOR" each proposal to be considered by the Shareholders at the Annual Meeting or, if no such recommendation is given, in their own discretion. The Company's executive officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 2% as of October 26, 2009, of the outstanding shares of Common Stock (excluding the shares held in a Rabbi Trust), in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Comiskey & Company, P.C. are expected to attend the Annual Meeting. As a result, the Company anticipates that a representative from Comiskey & Company, P.C. will be available to make a statement or respond to any questions at the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
                    ----------------------------------------

     The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 26, 2009 by: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. The calculation excludes 1,129,110 shares which are held by the Rabbi Trust for the benefit of Thomas V. Geimer. Further, Mr. Geimer does not have voting power over the shares that are held in the Rabbi Trust. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole dispositve power with respect to the shares shown:

  Name and Address of Beneficial Owner               Shares Beneficially Owned
  ------------------------------------               -------------------------
                                                     Number            Percent
                                                     ------            -------

    Thomas V. Geimer (1)                             407,032           4.3%
    7000 North Broadway, Building 3-307
    Denver, Colorado 80221

    Charles E. Gerretson  (2)                        140,150           1.54%
    7000 North Broadway, Building 3-307
    Denver, Colorado 80221

    John D. Kucera (3)                                28,663           0.3%
    7000 North Broadway, Building 3-307
    Denver, Colorado 80221

    David Howson (4)                                 302,600           3.2%
    7000 North Broadway, Building 3-307
    Denver, Colorado 80221

    Executive Officers and Directors                 878,445           8.99%
    as a Group (4 persons)

    5% of greater shareholders

    Merrill Lynch & Co., Inc. (5)                    793,141           8.7%


     (1) Does not include 1,129,110 shares, which were purchased by Mr. Geimer upon exercise of warrants and options. Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust. See Note 7 to Financial Statements for further information. Includes 300,000 shares, which may be purchased by Mr. Geimer upon exercise of options. On August 26, 2009, Mr. Geimer exercised options to acquire 52,532 shares of the Company's Common Stock that have not yet been issued and are not outstanding. Mr. Geimer paid the exercise price to acquire the common stock by the surrender of 47,468 options to acquire common stock having a value of $1.66 per share, that is determined by subtracting the closing price of the Company's common stock on August 26, 2009 ($3.16) by the exercise price of the options ($1.50).Includes 400 shares held in brokerage accounts for Mr. Geimer's children, in which Mr. Geimer has the power and authority to dispose of the shares held by these accounts.

     (2) Includes: (i) 104,050 shares owned directly by Mr. Gerretson; (ii) 10,000 shares that may be purchased by Mr. Gerretson upon exercise of options which options expire on March 15, 2015, and (iii) 10,000 shares that may be purchased by Mr. Gerretson upon exercise of options that expire on October 29, 2018. Also includes 16,100 shares held in brokerage and retirement accounts of individuals in which Mr. Gerretson has the power and authority to dispose of the shares held by these accounts. Mr. Gerretson disclaims any beneficial ownership with respect to the 16,100 shares.

     (3) Includes 1,250 shares of the Company's no par value common stock held on behalf of Mr. Kucera's minor children in which Mr. Kucera has the power and authority to dispose of these shares.

     (4) Includes 300,000 shares, which may be purchased by Mr. Howson upon exercise of options which options expire on March 15, 2015, of which 75,000 stock options shall vest if and only if prior to the expiration date of the Options, the Company closes on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company's shareholders receive aggregate consideration at closing equal to or greater than $250,000,000.

     (5) Upon consummation of the merger on January 1, 2009 by and between Bank of America Corporation ("BAC") and Merrill Lynch and Company ("MLCO"), MLCO became a wholly owned subsidiary of BAC, and BAC became the ultimate parent and controlling entity of MLCO and its subsidiaries.


                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors currently consists of three members, each of whom is proposed for election at the Annual Meeting.

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Audit Committee and Compensation Committee is comprised of Messrs. Gerretson and Kucera, the Company's independent directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee's financial expert is Charles E. Gerretson. The board of directors does not have a Nominating Committee or any committee performing similar functions and the Board of Directors participates in the consideration of new nominees as members of the Board of Directors due to the limited size of the Company.

     During the fiscal year ended July 31, 2009, the board of directors held four (4) board meetings with all board members present. During the fiscal year ended July 31, 2009, the Audit Committee held four (4) meetings with no director attending fewer than 75% of the aggregate of all the meetings of the Audit Committee. The Compensation Committee did not meet during the fiscal year ended July 31, 2009.

     As noted above, the members of the Audit Committee are Charles E. Gerretson and John D. Kucera, both of whom are independent directors as defined in Section 803 of the NYSE Alternext US LLC listing standards, as applicable and as may be modified or supplemented.

     Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee. Effective November 3, 2005, the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which was filed with the Company's Proxy Statement at Appendix A on November 17, 2005.

Audit Committee Report

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended July 31, 2009.

     The Audit Committee has also discussed with Comiskey & Company, P.C. the matters required to be discussed by Statement on Auditing Standards No. 114, Communication with those charged with governance by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Comiskey & Company, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Comiskey & Company, P.C. their independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2009 filed with the Securities and Exchange Commission.

Audit Committee of The Board of Directors

Charles E. Gerretson

John D. Kucera

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     Our executive compensation program for Thomas V. Geimer and David C. Howson, the named executive officers (the "NEO's") is administered by the Company's compensation committee, which is comprised of Charles E. Gerretson and John D. Kucera.

Summary Compensation Table

     The following table summarizes the compensation of the NEO's for the fiscal years ended July 31, 2009 and 2008:

                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]


Name and              Fiscal            Stock   Option   All other      Other
Principal Position     Year    Salary   Bonus   Awards    Awards    Compensation    Total ($)
-----------------------------------------------------------------------------------------------

Thomas V. Geimer       2009   $165,000    $0      $0        $0        $75,000(1)    $240,000
   Chief Executive     2008   $165,000    $0      $0        $0        $75,000(1)    $240,000
   Officer and
   Chief Financial
   Officer

David C. Howson        2009   $150,000    $0      $0        $0            $0        $150,000
   President           2008   $150,000    $0      $0        $0            $0        $150,000

     (1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during each of the fiscal years ended July 31, 2009 and 2008 but such payments were not made until October 26, 2009 and October 29, 2008 of the subsequent fiscal year.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
Awards Table

Individual Arrangements and Employment Agreements

     The following is a description of the individual arrangements that we have made to each of the NEO's with respect to their compensation. Mr. Geimer was paid during the fiscal year ended July 31, 2009 in accordance with his employment agreement with us. Mr. Howson does not have an employment agreement with the Company. In addition, Mr. Geimer also has a Change-in-Control payment that is described in the "Potential Payments Upon Termination" below.

Thomas V. Geimer - Chief Executive Officer, Chief Financial Officer,
Secretary and Chairman of the Board of Directors

     Effective December 1, 2008, we entered into an employment agreement with Mr. Geimer. The agreement was negotiated and approved by the Compensation
Committee. The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000. The agreement expires on December 31, 2012. The compensation committee reviewed the prior employment agreement of Mr.
Geimer in connection with the approval of Mr. Geimer's employment agreement.

     In the event of termination by mutual agreement, termination "with cause," as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer, or his estate, would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement. In the event of termination "without cause," as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer's annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement, which as of July 31, 2009 would be $985,000. Additionally, in the event of a Change in Control, any unpaid

                                       6

amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation. In his positions as Chief Executive Officer and Chief Financial Officer, Mr. Geimer exercises detailed supervision over the operations of the Company and is ultimately responsible for the operations of the Company. Mr. Geimer is also responsible for all duties incident to the title of Chief Financial Officer and Secretary.

David C. Howson - President

     During the fiscal year ended July 31, 2009, we paid Mr. Howson $150,000 in cash compensation. Mr. Howson does not have an employment agreement with the Company. In his position as President, Mr. Howson supervises the technical development and develop product strategies. Mr. Howson further performs all duties incident to the title of President and such other duties as from time to time may be assigned to him by the Board of Directors.

Outstanding Equity Awards at Fiscal Year End

     The following table sets forth information concerning options awards to Messrs. Geimer and Howson at the fiscal year ended July 31, 2009.

Option Awards
-----------------------------------------------------------------------------------------------------
                       Number of         Number of
                      Securities        Securities
                      Underlying        Underlying
                      Unexercised       Unexercised       Option        Option
                      Option (#)        Options (#)      Exercise     Expiration
Name                  Grant Date        Exercisable   Unexercisable      Price           Date
-----------------------------------------------------------------------------------------------------
Thomas V. Geimer   December 11, 2008      100,000           0            $3.60     December 11, 2017
                    August 2, 2001        200,000           0            $1.45      August 1, 2011
                    August 26, 1999       100,000           0            $1.50    August 26, 2009 (1)
David Howson        March 16, 2005        225,000           0            $2.57      March 16, 2015
                    March 16, 2005           0            75,000         $2.57      March 16, 2015

     (1)  On August 26, 2009, Mr. Geimer exercised these options to acquire
          52,532 shares of the Company's Common Stock. Mr. Geimer paid the exercise price to acquire the common stock by the surrender of 47,468 options to acquire common stock having a value of $1.66 per share, that is determined by subtracting the closing price of the Company's common stock on August 26, 2009 ($3.16) by the exercise price of the options ($1.50). As of October 26, 2009, these shares had not been issued.

Option Exercises During Fiscal Year

     There were no options exercised by the NEO's during the year ended July 31, 2009.

                                       7

Potential Payments Upon Termination

Cash Compensation

     Mr. Geimer's employment agreement contains provisions under which the Company will be obligated to pay Mr. Geimer certain compensation upon his termination. The following tables set forth the details of the estimated payments and benefits that would be provided to Mr. Geimer in the event that his employment with us is terminated for any reason, including a termination for cause, resignation or retirement, a constructive termination, a without cause termination, death, long term disability, and termination in connection with a change in control as of July 31, 2009.

                                                                                           Termination in
                   Termination by                                                            connection
                       Mutual       Illness or                Resignation/                 with a change
Thomas V. Geimer      Agreement     Incapacity   With cause   Without cause   Retirement     in control
---------------------------------------------------------------------------------------------------------

Cash Compensation         0              0             0        $820,000          0          $2,020,000
                                                                  (1)(2)                        (1)(2)

     (1)  Represents the amounts due under Mr. Geimer's employment agreement.
          See "Individual Arrangements and Employment Agreements."

     (2) Includes the $75,000 payment of the deferred compensation for the fiscal year ended July 31, 2009, which payment was made on October 26, 2009.

     (3) A change of control is defined in Mr. Geimer's employment agreement to mean the occurrence of one or more of the following three events:

          (a) Any person becomes a beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) directly or indirectly of securities representing 33% or more of the total number of votes that may be cast for the election of directors of the Company;

          (b) Within two years after a merger, consolidation, liquidation or sale of assets involving the Company, or a contested election of a Company director, or any combination of the foregoing, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board; or

          (c) Within two years after a tender offer or exchange offer for voting securities of the Company, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board.

Effects of Termination Events or Change in Control on Unvested Equity Awards

     All unvested stock option awards granted to Mr. Howson provide that upon a change of control, the unvested stock options will not immediately vest unless the contingencies to the stock options have been met.

Compensation of Non-Management Directors

     The Company did not pay its non-management directors any compensation during the fiscal year ended July 31, 2009.

                                       8

Cash Compensation

     We have not paid any cash compensation to our directors for their service on our Board of Directors.

Liability Insurance

     The Company provides liability insurance for its directors and officers.
Carolina Casualty Insurance Company is the underwriter of the current coverage, which extends until January 7, 2010. The annual cost of this coverage is approximately $20,000.

Code of Ethics

     The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct, that is applicable to all directors, officers and employees.
Stockholders may request a free copy of these documents from:

Accelr8 Technology Corporation
7000 North Broadway, Building 3-307
Denver, Colorado 80221

Compensation Pursuant to Plans

Deferred Compensation Plan.

     In January 1996, we established a deferred compensation plan for our employees. Contributions to the plan are provided for under the employment agreement detailed above. For each of the fiscal years ended July 31, 2009 and 2008, we contributed $75,000 to the plan. The $75,000 contribution for the fiscal year ended July 31, 2009 was made on October 26, 2009.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise. See Note 7 to the Financial Statement for further information.

Securities Authorized For Issuance Under Compensation Plans

     The table set forth below presents the securities authorized for issuance with respect to compensation plans under which equity securities are authorized for issuance as of July 31, 2009:

                                        9

                               Equity Compensation Plan Information
                               ------------------------------------

                       Number of securities   Weighted average        Number of securities
                       to be issued upon      exercise price of       remaining for future
                       exercise of            available outstanding   issuance under equity
                       outstanding options,   options, warrants and   compensation plans
                       warrants and rights    rights                  (excluding securities
                                                                      reflected in the 1st
                                                                      column)

Equity Compensation           897,500                $2.06                   510,000
Plans approved by
security holders
-------------------------------------------------------------------------------------------
Equity Compensation              0                      0                       0
Plans not approved by
security holders
-------------------------------------------------------------------------------------------
Total                         897,500                                        510,000


The 1996 Stock Option Plans

     The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The
Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal
Revenue Code of 1986 (the "Code").

     The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common
Stock. The purpose of the Non-Qualified Plan is to provide certain key consultants, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of Section 422 of the Code.

     The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") are administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock
Option Plans and the number of shares subject to each option. No options granted under the Stock Option Plans are transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee terminate 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

                                       10

     The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan. The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Exchange Act) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     The Stock Option Plans were approved by our shareholders at a special shareholders meeting held on November 8, 1996. At the annual meeting of shareholders held on December 12, 2002, shareholders approved the following amendments to the Qualified Plan and the Non-Qualified Plan: (i) the Committee was given the power to amend and alter the Qualified Plan and the Non-Qualified Plan so long as the amendments do not affect any outstanding options; (ii) provide that any shares cancelled, terminated, or expired pursuant to the Qualified Plan and the Non-Qualified Plan be made available for purposes of the Qualified Plan and the Non-Qualified Plan; (iii) provide that the cashless exercise provision of the Qualified Plan and the Non-Qualified Plan be in the sole discretion of the Committee; and (iv) extended the expiration date of the Qualified Plan and the Non-Qualified Plan until December 12, 2012.

     As of July 31, 2009, 794,000 options had been granted pursuant to the Qualified Plan with 17,500 of these options exercised, 231,500 options that expired, leaving 137,500 available for grant and 350,000 options had been granted pursuant to the Non-Qualified Plan with 125,000 of these options exercised, 5,000 options that expired, 50,000 that were cancelled and 55,000 available for grant.

2004 Omnibus Stock Option Plan

     On December 14, 2004, the shareholders approved the Company's 2004 Omnibus Stock Option Plan (the "Omnibus Plan"). The Omnibus Plan authorizes the issuance of up to five hundred thousand (500,000) shares of the Company's Common Stock. The purpose of the Omnibus Plan is to promote the growth of the Company by permitting the Company to grant options ("Options") to purchase shares of its Common Stock, to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, consultants, technical advisors and directors of the Company with a more direct stake in the future of the Company and provide an additional incentive to contribute to the success of the Company.

     The Omnibus Plan is administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Omnibus Committee"). Pursuant to the terms of the Omnibus Plan, the Omnibus Committee may grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or nonqualified stock options, provided that incentive stock options may not be granted to independent contractors and consultants. The exercise price of all incentive stock options granted under the Omnibus Plan must be equal to the fair market value of such shares on the date of grant as determined by the Omnibus Committee, based on guidelines set forth in the Omnibus Plan. The exercise price of nonqualified stock options granted under the Omnibus Plan shall be not less than 50% of the fair market value of a share on the date of grant of such Option. The Omnibus Committee may grant on behalf of the Company, Options to purchase shares of the Company's Common Stock to any key employee, independent contractor, consultant, technical advisor or director.

     As of July 31, 2009, 620,000 options had been granted pursuant to the Omnibus Plan with 5,000 of these options exercised, 130,000 expired leaving 10,000 available for grant.

                             STOCK PERFORMANCE GRAPH

     We are a smaller reporting company, as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, and accordingly are not required to provide this information.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, we established a deferred compensation plan for our employees. We may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 2009, the Board of Directors had authorized deferred compensation totaling $1,050,000 since fiscal year 1996 to Mr. Geimer of which $975,000 had been funded. The $75,000 representing the difference between the authorized deferred compensation and the funded deferred compensation was funded on October 26, 2009.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 2009, nor are there any currently proposed transactions, or series of the same to which we are a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to us and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 2009, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met except that Mr. Kucera and Mr. Gerretson each filed one delinquent form 4 disclosing one transaction one day late.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer, 62, has been the Chairman of the Board of Directors and a director of Accelr8 since 1987. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of our business strategy, day-to-day operations, accounting and finance functions. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm.

     Charles E. Gerretson, 63, was appointed a director of the Company on July 19, 2003. For the past 30 years, Mr. Gerretson has served as the President of Gerretson Realty, Inc., a Denver Colorado based real estate firm, which Mr. Gerretson founded. Mr. Gerretson received a Bachelor of Science degree in Business Administration from the University of Minnesota in 1968. Mr. Gerretson was formerly a CPA with Arthur Andersen and Company and currently heads the Company's Audit Committee.

     John D. Kucera, age 58, was appointed a director on January 9, 2009. Mr. Kucera has been self employed as a private investor since 2000. Prior to that, Mr. Kucera handled institutional equity sales, was a Department Manager for Equities and a Member of the Board of Directors of Hanifen Imhoff and a portfolio manager for mutual funds and pension accounts at Founders Capital Management. Mr. Kucera earned a Bachelor of Science degree in Finance from Colorado State University and a Masters in Business Administration from the University of Denver.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                     COMISKEY & COMPANY, P.C. AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2010, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Fees Paid to the Independent Auditors

     The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the audit of the Company's annual consolidated financial statements for the years ended July 31, 2009 and 2008, including the reviews of the unaudited interim financial statements of the Company's Form 10-Q's was approximately $37,500 and $35,000, respectively.

Tax Fees

     The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2009 and 2008 ("Tax Fees") was $0 and $0, respectively.

All other Fees

     Comiskey & Company, P.C. did not perform any professional services other than those set forth above for the fiscal years ended July 31, 2009 and 2008.

Audit Committee Pre-Approval Policies

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

     None of the hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2010.

                              SHAREHOLDER PROPOSALS

     If any shareholder of the Company intends to present a proposal for consideration at the 2010 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 7000 North Broadway, Building 3-307, Denver, CO 80221, Attention: Secretary, not later than June 30, 2010.

     For each matter that you wish to bring before the meeting, provide the following information:

o a brief description of the business and the reason for bringing it to the meeting;

o    your name and record address;

o    the number of shares of Company stock which you own; and

o any material interest (such as financial or personal interest) that you have in the matter.

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual and quarterly reports with the Securities and Exchange Commission. Shareholders may obtain, without charge, a copy of the most recent Form 10-K or Form 10-Qs (without exhibits) by requesting a copy in writing from us at the following address:

                         ACCELR8 TECHNOLOGY CORPORATION
                       7000 North Broadway, Building 3-307
                             Denver, Colorado 80221

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.


                                          By Order of the Board of Directors

                                          ---------------------------------
                                          Thomas V. Geimer,
                                          Chairman of the Board

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 16, 2009
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 18, 2009, and hereby appoints Thomas V. Geimer with the power of substitution, as Attorney and Proxy to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer

          FOR  /___/                   AGAINST  /___/           ABSTAIN  /___/

          Charles E. Gerretson

          FOR  /___/                   AGAINST  /___/           ABSTAIN  /___/

          John D. Kucera

          FOR  /___/                   AGAINST  /___/           ABSTAIN  /___/

     2. Ratification of the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2010.

          FOR  /___/                   AGAINST  /___/           ABSTAIN  /___/

     3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2010.

Dated:________________________, 2009       ___________________________________

                                           ___________________________________









PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears on the label ATTACHED TO THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon. If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal. If a partnership, please sign in full partnership name by authorized person. No Postage is required if returned in the enclosed envelope and mailed in the united states.







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